UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023 (April 14, 2023)

Global Technology Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40948	66-0969672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19 W 24th St.
10th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(917) 338-7786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GTACU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, $0.0001 par value,	GTAC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GTACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K (this “Current Report”) under the heading “Proposal 1” is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On April 14, 2023, Global Technology Acquisition Corp. I, a Cayman Islands exempted company (“GTAC”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which holders of GTAC’s 21,033,957 ordinary shares, comprised of GTAC’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and GTAC’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 84.14% of the voting power of the 25,000,000 issued and outstanding ordinary shares of GTAC, comprised of 20,000,000 Class A Ordinary Shares and 5,000,000 Class B Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on March 7, 2023, which was the record date (the “Record Date”) for the Extraordinary General Meeting. GTAC’s shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders”. In connection with the Extension (as defined below), a total of 167 Shareholders have elected to redeem an aggregate of 17,910,004 Class A Ordinary Shares, representing approximately 89.55% of the issued and outstanding Class A Ordinary Shares. A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend and restate GTAC’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A of the proxy statement, to extend the date by which GTAC must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares, included as part of the units sold in GTAC’s initial public offering that was consummated on October 25, 2021 (the “IPO”), from April 25, 2023 to April 25, 2024 or to October 25, 2024 at the election of GTAC in two separate three-month extensions subject to satisfaction of certain conditions, including the deposit of up to $2,000,000 ($0.10 per unit in each case) for each three-month extension, into the trust account established in connection with the IPO (the “Extension” and such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
15,267,838	5,766,119	0	0

On April 14, 2023, to effectuate the Extension, GTAC filed with the Cayman Islands Registrar of Companies the Second Amended and Restated Memorandum and Articles of Association of GTAC (the “Second A&R Charter”). The foregoing description of the Second A&R Charter does not purport to be complete and is qualified in its entirety by the terms of the Second A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 2

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, was not presented at the Extraordinary General Meeting, as the Extension Proposal received a sufficient number of votes for approval.

Forward Looking Statements

Certain statements made in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this release are forward-looking statements. When used in this release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to GTAC or its management team, are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, GTAC’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of GTAC, including those set forth in the Risk Factors section of GTAC’s Annual Report on Form 10-K, filed March 31, 2023 and other documents of GTAC filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to GTAC or persons acting on its behalf are qualified in their entirety by this paragraph. GTAC undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this release, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Memorandum and Articles of Association of GTAC.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2023

GLOBAL TECHNOLOGY ACQUISITION CORP. I

By:	/s/ Arnau Porto Dolc
Name:	Arnau Porto Dolc
Title:	Chief Executive Officer